Exhibit 10.3

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Non-DVR Media Application Addendum

THIS NON-DVR MEDIA APPLICATION ADDENDUM (this “Non-DVR Addendum”) is made effective as of July 7, 2009 (the “Non-DVR Addendum Effective Date”), by and between Best Buy Stores, L.P., a Virginia limited partnership having its principal place of business at 7601 Penn Avenue South, Richfield, MN USA (“BBY”) and TiVo Inc., a Delaware corporation, having its principal place of business at 2160 Gold Street, Alviso, California, USA 95002 (“TiVo”). This Non-DVR Addendum is executed pursuant to, and made a part of, the Master Marketing and Development Agreement between TiVo and BBY dated as of July 7, 2009 (“Agreement”).

BACKGROUND

A. Pursuant to the Agreement, the Parties acknowledged their intent to have TiVo develop the Non-DVR Media Application to be incorporated into and distributed as part of certain non-DVR consumer electronic devices, such as televisions (the “Non-DVR Project”), and the Parties now desire to undertake the Non-DVR Project.

B. Contemporaneously with the execution of this Non-DVR Addendum, the Parties will execute a Statement of Work that will describe with more specificity each Party’s obligations with respect to the Non-DVR Project for consumer televisions, including the Deliverables to be provided by each Party, the applicable Specifications, and specific milestones together with corresponding dates for performance (the “Non-DVR Television Statement of Work”).

C. The Parties desire to memorialize in this Non-DVR Addendum, the Non-DVR Television Statement of Work, and any future Statements of Work entered into pursuant to this Non-DVR Addendum in connection with the Non-DVR Projects (each, a “Non-DVR Statement of Work”) the terms and conditions that, in addition to the terms and conditions in the Agreement, will govern each Party’s rights and responsibilities related to the Non-DVR Project.

NOW, THEREFORE, in consideration of the foregoing and the covenants and undertakings set forth in this Agreement, the Parties agree as follows:

AGREEMENT

Unless expressly defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement.

1. DEFINITIONS

1.1 “Audience Research Data” as defined in Section 3.2 below.

1.2 “Covered Device” means [*] that (a) incorporates any part of the Non-DVR Media Application and (b) does not enable consumers to record television programs to a hard disk drive or other digital storage medium and control a television display, including, without limitation, pausing, fast forwarding and rewinding live and recorded television.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.3 “Commercial Launch” means the date a Covered Device is first sold in the Covered Territory.

1.4 “Covered Territory” means the [*].

1.5 “Distribution Term” means the period of time commencing on the Commercial Launch and ending on the date that is either [*] after the Commercial Launch or [*], whichever is earlier, unless terminated earlier as provided by Section 8 below.

1.6 “[*]” means the gross amount collected by [*] from any third party in connection with the [*].

1.7 “[*]” means the gross amount collected by [*]from any third party in connection with the [*].

1.8 “[*]” means the gross amounts collected by, on behalf of, or otherwise paid to [*] in connection with any and all [*].

1.9 “Non-DVR Media Application” means the application including, without limitation, [*] that is developed pursuant to the Non-DVR Television Statement of Work as integrated in the Covered Device. The Parties acknowledge and agree that the definition of Non-DVR Media Application in the Agreement is hereby deleted and replaced in its entirety by the definition of Non-DVR Media Application in Section 1.9 as the term Non-DVR Media Application is used in the Agreement and this Non-DVR Addendum.

1.10 “[*] Term” means the period commencing on the Commercial Launch and [*], unless terminated earlier as provided by Section 8 below.

1.11 “[*] Term” means the period of time commencing on the Commercial Launch and ending on the date that is either [*] after the Commercial Launch or [*], whichever is earlier, unless terminated earlier as provided by Section 8 below.

1.12 “Term” shall have the meaning set forth in Section 8.1.

1.13 “TiVo Mark” shall mean the TiVo trade names, logos, trademarks, service marks, Look and Feel and user interfaces that TiVo or its Affiliates own or control, except as specifically excluded in Section 6.3 of this Non-DVR Addendum. The Parties acknowledge and agree that the definition of TiVo Mark in the Agreement is hereby deleted and replaced in its entirety by the definition of TiVo Mark in Section 1.13 as the term TiVo Mark is used in the Agreement and this Non-DVR Addendum.

1.14 “TV User” means an end user consumer who operates a Covered Device and maintains a then-current broadband connection to the Covered Device to enable such consumer to use the broadband-enabled features of the Non-DVR Media Application for such party’s own internal use and not for further resale or distribution.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.15 “User Agreement” means an end user license agreement for the Non-DVR Media Application, the current version of which will be mutually agreed by the Parties prior to Commercial Launch, as it may be updated or modified by the Parties from time to time.

2. SCOPE OF ACTIVITIES.

2.1 Development. The Parties shall work together to complete the Non-DVR Project in accordance with the terms of this Non-DVR Addendum, the Non-DVR Television Statement of Work attached hereto as Schedule A, and any additional Non-DVR Statements of Work that the Parties may execute from time to time in the future. The Non-DVR Television Statement of Work attached hereto as Schedule A, includes the Specifications and describes, without limitation, the required development activities, Deliverables, milestone performance dates, third-party dependencies and deliverables to be obtained by BBY. Furthermore, it is acknowledged and agreed by the Parties that [*], are not included as part of the functionality of the Non-DVR Media Application and therefore such requirements and obligations shall not apply to TiVo or the Non-DVR Media Application.

2.2 Distribution. Prior to distributing or making available any feature or functionality of the Non-DVR Media Application to any third party, BBY shall include a mechanism whereby each third party shall indicate assent to the User Agreement by “click through” or other mutually-agreeable means of acceptance. Except as may be further limited by the licenses granted in Section 6.7, BBY shall only distribute the Covered Devices in the Covered Territory during the Distribution Term.

(a) BBY Channel Suppliers. For purposes of this Agreement, “BBY Channel Supplier” shall mean suppliers that have [*]. During the Distribution Term [*]. For purposes of clarity, nothing in this provision shall [*].

2.3 TiVo Marks, Branding and Marketing Commitment. TiVo and BBY acknowledge and agree that the licenses granted by TiVo to BBY in Section 10.5 of the Agreement do not apply to this Non-DVR Addendum. Rather exclusively with respect to the activities undertaken by the Parties pursuant to this Non-DVR Addendum, TiVo hereby grants to BBY a royalty-free, non-exclusive, non-transferable, non-sublicensable license during the Distribution Term to use and display the TiVo Marks solely for use in, or in reference to, Covered Devices, Non-DVR Media Application and all related marketing solely as described herein and subject to the following restrictions and terms:

(a) BBY shall, as may be further set forth in such Non-DVR Statement of Work, include a [*];

(b) BBY shall, as may be further set forth in such Non-DVR Statement of Work, [*];

(c) In consultation with BBY, TiVo shall [*]. Subject to Section 2.3, BBY shall (i) prominently display and incorporate such TiVo Marks and attribution on the Non-DVR Media Application, the carton for the Covered Device, [*], and (ii) readably display, on the exterior of the Covered Device, the patent numbers provided in Exhibit C [*]. The Parties shall mutually agree upon and work together to develop promotional elements for TiVo’s services and products in the packaging, documentation, and user interface treatments for each Covered Device. [*].

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(d) Before making use of any TiVo Marks, [*], (ii) if TiVo withholds its approval, BBY shall modify or cancel the proposed use as reasonably requested by TiVo, and (iii) [*].

2.4 Independent Marketing by TiVo. TiVo [*] to support the Covered Devices, including, without limitation, using, displaying and otherwise promoting Covered Devices incorporating BBY trademarks, through TiVo’s website; provided, however, that such marketing is limited to Covered Devices that have been distributed in the Covered Territory. Except as otherwise directed by BBY in its sole discretion, TiVo’s use of any BBY trademarks shall be [*] and any such use shall otherwise be in accordance with BBY trademark usage guidelines and policies as in effect from time to time. For the sake of clarity, the foregoing does not restrict TiVo’s advertising for any other TiVo products and TiVo’s other commercial partners.

3. ADVERTISING AND AUDIENCE RESEARCH.

3.1 Advertising Inventory on Non-DVR Media Application. TiVo shall have the right to integrate various features and functionality in the Non-DVR Media Application to permit the display of advertising on the user interface of the Non-DVR Media Application in the Covered Devices; to the extent such advertising features and functionalities are technologically feasible. As between the Parties, [*].

3.2 Audience Research Data. “Audience Research Data” shall mean [*]. TiVo shall collect and use all Audience Research Data in conformance with the terms and conditions of the Agreement. TiVo shall have the right, but not the obligation, to incorporate additional advertising and audience research and measurement features relating to Audience Research Data in the Non-DVR Media Application in any Covered Device [*].

3.3 [*]. From and after the time that TiVo incorporates [*] Term, TiVo shall [*].

3.4 [*]. From and after the time that TiVo incorporates [*].

4. FEES AND PAYMENTS. In addition to the amounts set forth elsewhere in the Agreement, in consideration of the Non-DVR Project, BBY shall pay to TiVo the following amounts:

4.1 NRE Fee. BBY shall pay to TiVo a [*], which shall be payable as follows (each a “Payment Milestone”): (a) [*], (b) [*] and (c) [*]. [*]. BBY shall notify TiVo immediately upon reaching a Payment Milestone. [*].

4.2 License Fee.

(a) General. Subject to Section 6.7, [*]:

(i) [*].

(ii) [*]:

[*]	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[*]	[*]
[*]	[*]
[*]	[*]

(b) [*] License Fee. [*].

4.3 [*]. During the [*] Term, BBY shall [*] in accordance with Exhibit E.

4.4 [*] Fee. Commencing on Commercial Launch, TiVo shall have the right to invoice BBY for [*] Fee [*] Term. [*].

4.5 [*] Fee. TiVo shall have the right to invoice BBY for [*]Fee and any other amount payable by BBY in connection with [*].

4.6 [*] Costs. In addition to the above, BBY will [*].

4.7 Payment Terms. Except as otherwise stated in this Non-DVR Addendum, within [*] following the [*], each Party will pay to the other Party the [*] payments owed to the other party pursuant to this Non-DVR Addendum and submit a detailed report setting forth the calculations used to determine the [*] payments owed to the other Party.

4.8 [*]. Subject to the provisions of this Section 4.8, TiVo shall [*].

(a) [*]. For purposes of this Section 4.8, “[*] Term” means the period that begins on the first day of the Distribution Term and continues through the first to occur of (a) the [*]; (b) [*]; or (c) [*].

(b) [*].

(i) [*]. Subject to Section 4.8(c) below, if [*] (a “[*]”), then [*].

(ii) [*]. Subject to Section 4.8(c) below, [*], then [*]. For purposes of clarity, nothing herein shall require [*].

(iii) [*]. Subject to Section 4.8(c) below, [*].

(c) [*]. [*].

5. SUPPORT

5.1 Operational and Technical Support. During the [*] Term, TiVo shall [*] (“[*]”). Commencing on [*]. Except as specified herein and/or in a Non-DVR Statement of Work with respect to TiVo’s obligation to assist in fixing software bugs and providing critical patches for the TiVo Technology

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

incorporated in the Non-DVR Media Application, TiVo shall have no obligation to provide any software updates, upgrades, or enhancements for such TiVo Technology. Additionally, [*].

5.2 [*].

(a) [*]. During the [*] Term, TiVo shall [*].

(b) Additional Development Work. In addition, in connection with any [*] or as otherwise may be discussed by the Parties, the Parties agree that all development work which BBY may request and TiVo agrees to perform will be [*]. Prior to engaging in any development work, the Parties will meet to scope the opportunity and will negotiate in good faith a separate Statement of Work. For the avoidance of doubt, except as set forth in Section 5.2(c) below, the Parties acknowledge and agree that TiVo shall have no obligation to perform any development work, including but not limited to any modifications, improvements, changes in existing functionality, or addition of new functionalities or features, and BBY shall have no obligation to fund any development work by TiVo unless and until the Parties execute a mutually agreed upon Statement of Work for the applicable development work. [*].

(c) [*]. [*]

6. INTELLECTUAL PROPERTY.

6.1 Ownership of Prior and Unrelated Technology. Nothing in this Non-DVR Addendum shall affect the ownership of Intellectual Property Rights in Technology owned by either party prior to the Non-DVR Addendum Effective Date or developed and/or acquired by either party on or after the Non-DVR Addendum Effective Date as a result of activities outside the scope of this Non-DVR Addendum.

6.2 Ownership of the Non-DVR Media Application. Except for [*] (as defined in Section 6.3), BBY Technology, and Improvements to BBY Technology solely developed, conceived or otherwise created by BBY, all aspects of the Non-DVR Media Application and any other Technology developed by or for TiVo under this Non-DVR Addendum shall be owned exclusively by TiVo (“TiVo Non-DVR Technology”). If BBY solely or jointly develops, conceives or otherwise creates any Improvement of TiVo Non-DVR Technology, then TiVo shall solely and exclusively own all Intellectual Property Rights in such.

6.3 [*] Specified Technology in the Non-DVR Media Application. Subject to Section 6.1 above, [*] (the “[*]”):

(i) [*];

(ii) [*]:

(1) [*],

(2) [*],

(3) [*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(4) [*];

(iii) [*];

(iv) [*]; and

(v) [*].

[*].

6.4 Ownership of Other Technology and Rights. [*].

6.5 BBY’s Obligation to Assign and Assist. To the extent the Intellectual Property Rights that should be owned by TiVo according to this Section 6 are not automatically owned by TiVo or by operation of law, BBY hereby assigns and agrees to assign to TiVo any and all rights BBY may have in such Intellectual Property Rights. BBY shall, at TiVo’s request and expense, provide reasonable assistance to TiVo to apply for and secure TiVo’s sole and exclusive ownership of such technology in any and all countries. BBY shall promptly disclose to TiVo all inventions it is aware of which should be assigned pursuant to this section.

6.6 TiVo’s Obligation to Assign and Assist. To the extent the Intellectual Property Rights that should be owned by BBY according to this Section 6 are not automatically owned by BBY or by operation of law, TiVo hereby assigns and agrees to assign to BBY any and all rights TiVo may have in such Intellectual Property Rights. TiVo shall, at BBY’s request and expense, provide reasonable assistance to BBY to apply for and secure BBY’s sole and exclusive ownership of such technology in any and all countries. TiVo shall promptly disclose to BBY all inventions it is aware of which should be assigned pursuant to this section.

6.7 Licenses. Each party hereby grants to the other party a non-exclusive, worldwide, non-transferable, without the right to sublicense, under its Intellectual Property Rights in Technology only as necessary for the sole purpose of conducting its obligations under the Statement of Work. Subject to the foregoing, each party may appoint subcontractors solely to the extent to allow the subcontractors to perform the activities under the Statement of Work; provided that, any such subcontractors under this Section do so solely on behalf of such party pursuant to this Non-DVR Addendum, (ii) are bound, in writing, by the obligations of Confidentiality substantially as set forth in Section 14 of the Agreement and (iii) are bound, in writing, to assign to such party all Intellectual Property Rights it creates and/or acquires hereunder to such party.

(a) [*].

(b) [*].

(c) [*].

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(d) Except as explicitly set forth above, or otherwise expressly agreed in a writing signed by both parties, neither party grants the other party any license or other rights under any of its Intellectual Property Rights.

7. INDEMNIFICATION. The Parties acknowledge and agree that neither Section 12.1 nor Section 12.2 of the Agreement shall have any force or effect with respect to this Non-DVR Addendum, a Non-DVR Statement of Work or the Non-DVR Project (except as necessary to give meaning to any defined term), and Sections 12.1 and 12.2 of the Agreement are replaced by the following, solely with respect to this Non-DVR Addendum.

7.1 TiVo Indemnification. Except as provided in this Section 7.1, TiVo will defend indemnify, save and hold harmless BBY and its officers, directors, Affiliates, and employees from all damages, liabilities, costs or expenses, including reasonable attorneys’ fees from a third party claim or allegation (each a “Claim”) (a) arising from a material breach of any representation or warranty herein; or (b) [*]; or (c) [*]. Notwithstanding anything to the contrary in this Agreement, TiVo’s obligations under Section 7.1(c) above [*]. TiVo will have no indemnification obligations under this Section or otherwise to the extent that any Claim arises from: (a) TiVo’s compliance with the designs, plans, specifications or other information provided by BBY or on behalf of BBY, but only in the event there was no non-infringing implementation reasonably available to TiVo, (b) any use not authorized under this Non-DVR Addendum or by a written amendment thereto, any unauthorized Improvements to the TiVo Technology in the Non-DVR Media Application, that were made by or for BBY and where such Improvements were not at the direction or approval of TiVo and where the Claim would not have arisen but for such Improvements, (c) to the extent that BBY fails to implement any commercially reasonable Updates, software updates, corrections or improvements to the TiVo Technology in the Non-DVR Media Application, which are made available to BBY by TiVo, when the Claim would not have arisen but for such failure, or (d) the combination or integration of the TiVo Technology in the Non-DVR Media Application with any third party technology or services (unless TiVo incorporated such third party technology or services without express or implied authorization) where, in the absence of such combination, the infringement would not have occurred, (e) that is based on strict liability in tort, products liability of any kind, or any third party claims of false or misleading advertising, marketing or other product misrepresentations made in connection with any representation not provided by TiVo or, (f) any functionality of the Covered Device which does not function as intended after the expiration or termination of any Technical or Support Obligations of TiVo set forth in Section 5.2. If TiVo receives written notice of an alleged infringement claim or believes that a claim of infringement is likely, or if the use of the TiVo Technology in the Non-DVR Media Application is enjoined, TiVo may, at its sole option and expense: (i) procure for BBY the right to continue using the TiVo Technology in the Non-DVR Media Application, as applicable at no additional cost to BBY; and/or (ii) modify or replace the infringing portion of the TiVo Technology in the Non-DVR Media Application, as applicable, but if such modification or replacement materially adversely affects the features or functionality of the TiVo Technology in the Non-DVR Media Application, TiVo shall first get the prior consent of BBY not to be unreasonably withheld.

7.2 BBY Indemnification. BBY will defend indemnify, save and hold harmless TiVo and its officers, directors, Affiliates, and employees from all damages, liabilities, costs or expenses, including reasonable attorneys’ fees from third party claims or allegations (“Claims”) (a) arising from a material breach of any representation or warranty herein; or (b) that any Covered Device, any BBY Marks, any Technology used in or by any Covered Device (excluding any TiVo Technology provided by TiVo for

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

incorporation in the Non-DVR Media Application and any third party Technology provided by TiVo to BBY) and/or any content made available through the Non-DVR Media Application or any element thereof (specifically excluding the TiVo Marks, any element of any TiVo Technology, or any content provided to BBY by TiVo) infringes or misappropriates the Intellectual Property Rights of a third party, (c) that is based on personal injury, death, or property damage to the extent any of the foregoing is proximately caused by a defective Covered Device, or (d) that is based on strict liability in tort, products liability of any kind, or any third party claims arising from any allegations of false or misleading statements or false or misleading advertising, marketing or other product misrepresentations made in connection with any Covered Device, excluding any materials provided to BBY by TiVo. BBY will have no indemnification obligations under this Section or otherwise to the extent that any Claim arises from: (a) BBY’s compliance with the designs, plans, specifications or other information provided by TiVo or on behalf of TiVo, but only in the event there was no non-infringing implementation reasonably available to BBY, (b) any use not authorized under this Non-DVR Addendum or by a written amendment thereto, any unauthorized Improvements to the BBY Technology in the Non-DVR Media Application, that were made by or for TiVo and where such Improvements were not at the direction or approval of BBY and where the Claim would not have arisen but for such Improvements, (c) to the extent that TiVo fails to implement any commercially reasonable Updates, software updates, corrections or improvements to the BBY Technology in the Non-DVR Media Application, which are made available to TiVo by BBY, when the Claim would not have arisen but for such failure, or (d) the combination or integration of the BBY Technology in the Non-DVR Media Application with any third party technology or services unauthorized by BBY where, in the absence of such combination, the infringement would not have occurred. If BBY receives written notice of an alleged infringement claim or believes that a claim of infringement is likely, or if the use of the BBY Technology in the Non-DVR Media Application is enjoined, BBY may, at its sole option and expense: (i) procure for TiVo the right to continue using the BBY Technology in the Non-DVR Media Application, as applicable at no additional cost to TiVo; and/or (ii) modify or replace the infringing portion of the BBY Technology in the Non-DVR Media Application, as applicable, but if such modification or replacement materially adversely affects the features or functionality of the BBY Technology in the Non-DVR Media Application, BBY shall first get the prior consent of TiVo not to be unreasonably withheld.

8. TERM AND TERMINATION.

8.1 Term. This Non-DVR Addendum shall commence on the Non-DVR Addendum Effective Date and shall remain in effect, unless terminated earlier in accordance with its terms, until expiration of the [*] Term.

8.2 Termination. Either party may terminate this Non-DVR Addendum immediately upon notice to the other party if the other party breaches this Addendum, including fails to pay any amounts when due, and does not cure such breach within sixty (60) days after notice thereof. Except for Section 11.2 of the Agreement, all other termination provisions of the Agreement shall apply to this Non-DVR Addendum.

(a) Excuse from Performance. Furthermore, in the event that TiVo is prevented from further performance due to BBY’s breach as described in Section 9, below, and [*].

8.3 Effect of Termination. Except as otherwise amended or superceeded by the terms of this Non-DVR Addendum, upon any termination or expiration of the Agreement, the provisions of Sections 8-15 of the Agreement shall continue in full force and effect with respect to this Non-DVR Addendum as

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

well as any other terms of the Agreement which by their meaning are intended to survive with respect to this Non-DVR Addendum. Termination or expiration of this Non-DVR Addendum shall in no way affect the term and termination provisions of the Agreement and further any provisions of this Non-DVR Addendum which by their terms amend any provisions of the Agreement shall also survive any termination or expiration of this Non-DVR Addendum with respect to the Agreement. Furthermore, upon any termination or expiration of this Agreement, the provisions of Sections 1, and 4-11 of this Non-DVR Addendum and each Party’s obligation to pay amounts due hereunder will survive any termination or expiration of this Non-DVR Addendum. Termination of this Non-DVR Addendum shall be without prejudice to any other rights or remedies which a party may have against the other, and no termination of this Non-DVR Addendum shall constitute a waiver, release or estoppel by either party of any right, action or cause of action it may have against the other. Unless otherwise specified herein, neither Party shall have any additional obligation or liability to the other Party after any Termination of this Addendum or the Agreement, except in the event of a material breach in which case the foregoing would only apply to the non-breaching Party.

9. EXCUSE FROM PERFORMANCE. TiVo’s breach or failure to timely or otherwise perform one or more of its responsibilities under this Non-DVR Addendum and/or the Non-DVR Statement of Work (including any failure to meet one or more milestones or to provide any Deliverables) shall be excused, and TiVo shall have no liability therefor, to the extent such non-performance is caused by (a) BBY’s breach of the Agreement, including any breach of this Non-DVR Addendum or the Non-DVR Statement of Work, (b) TiVo’s inability to use any BBY provided Technology for use in connection with the Non-DVR Project, because of a material failure of such BBY provided Technology, (c) BBY’s failure to conduct or have conducted repair on any component of any Covered Device, and/or (d) the failure of any Deliverable to be provided by BBY, including any third party components or materials that BBY is obligated to procure for the Non-DVR Project.

10. ADDITIONAL DISCLAIMERS. IN ADDITION TO ANY OTHER DISCLAIMERS SET FORTH IN SECTION 9 OF THE AGREEMENT, TIVO DOES NOT REPRESENT OR WARRANT THAT THE DELIVERABLES, INCLUDING THE NON-DVR MEDIA APPLICATION, AS WELL AS THE QUALITY ASSURANCE, TESTING, AND SOFTWARE UPDATE SERVICES SET FORTH IN SECTION 5, WILL OPERATE WITHOUT ANY FAILURE, INTERRUPTION OR DELAY AND/OR BE ERROR FREE, OR THAT ALL FAILURES OF THE DELIVERABLES OR THE SOFWARE UPDATES IN SECTION 5 TO CONFORM TO THE SPECIFICATIONS AND OTHER REQUIREMENTS SET FORTH IN A NON-DVR STATEMENT OF WORK CAN OR WILL BE CORRECTED. IN ADDITION, TIVO SHALL NOT BE HELD LIABLE FOR ANY SUCH LIABILITY CAUSED BY ANY ACT, OMISSION OR TECHNOLOGY OF BBY OR ANY THIRD PARTY ACTING AT THE DIRECTION OR THE BEHALF OF BBY IN CONNECTION WITH THE DELIVERABLES OR THE SOFTWARE UPDATES TO BE PROVIDED TO THE COVERED DEVICES PURSUANT TO SECTION 5.

11. LIMITATION OF LIABILITY.

11.1 EXCLUSION OF CERTAIN DAMAGES. WITH RESPECT TO ACTIVITIES UNDERTAKEN PURSUANT TO THIS NON-DVR ADDENDUM AND NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, EXCEPT FOR THE INDEMNIFICATION OBLIGATIONS IN SECTION 7 (INDEMNIFICATION) AND FOR BREACHES OF SECTIONS 2.3 (TIVO MARKS, BRANDING, AND MARKETING COMMITMENT) AND 6 (INTELLECTUAL PROPERTY) OF THE NON-DVR ADDENDUM AND FOR BREACHES OF SECTION 14 (CONFIDENTIAL INFORMATION) OF THE AGREEMENT, IN NO EVENT WILL EITHER PARTY

10.

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

BE LIABLE UNDER THIS NON-DVR ADDENDUM UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY, TORT OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY CONSEQUENTIAL, EXEMPLARY, SPECIAL, OR INCIDENTAL DAMAGES OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS, OTHER COMMERCIAL LOSS, OR COST OF PROCUREMENT OF SUBSTITUTE TECHNOLOGY OR SERVICES), ARISING FROM OR RELATING TO THIS NON-DVR ADDENDUM, EVEN IF SUCH PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF, OR COULD REASONABLY HAVE PREVENTED, SUCH DAMAGES.

11.2 LIMITATION OF DAMAGES. WITH RESPECT TO ACTIVITIES UNDERTAKEN PURSUANT TO THIS NON-DVR ADDENDUM ONLY, [*], EACH PARTY’S CUMULATIVE LIABILITY ARISING FROM OR RELATED TO THIS NON-DVR ADDENDUM (OTHER THAN FOR PAYMENT OF FEES OWED UNDER THIS NON-DVR ADDENDUM), WHETHER IN CONTRACT OR TORT OR OTHERWISE, [*].

12. PUBLIC STATEMENT. The Parties intend to issue a mutually agreed joint press release or other public announcement, at a time and in a form to be mutually agreed upon, describing the efforts undertaken pursuant to this Non-DVR Addendum; provided that neither BBY nor TiVo will make public the nature or existence of this Non-DVR Addendum without review and written approval by both BBY and TiVo’s public relations or other appropriate corporate communications officers, in each parties’ sole discretion, and subject to the requirements of Applicable Law. Notwithstanding the foregoing, TiVo will consult with BBY with regard to any securities or other disclosure related to this Non-DVR Addendum.

13. EFFECT OF ADDENDUM. Except as expressly modified herein, all terms and conditions of the Agreement remain in full force and effect. In the event of any inconsistency or conflict between the terms and conditions of this Non-DVR Addendum and the Agreement, the terms and conditions of this Non-DVR Addendum shall govern and control. Except as and to the extent amended hereby, the Agreement is hereby ratified and affirmed in all respects.

IN WITNESS WHEREOF, the Parties have caused this Non-DVR Addendum to be executed by their duly authorized representatives as of the date below each signature with an effective date as set forth on the first page of this Non-DVR Addendum.

TiVo Inc.

By:	/s/ James Denney
Name:	James Denney
Title:	Vice President, Product Marketing
Date:	April 23, 2010

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Best Buy Stores, L.P.

By:	/s/ Fernando Silva
Name:	Fernando Silva
Title:	VP, Exclusive Brands, Global Sourcing
Date:	April 19, 2010

12.

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit A

MINIMUM BRANDING FOR COVERED DEVICES

The intent of the minimum branding guidelines for the Covered Devices is to allow a consumer to recognize the Covered Device as a BBY product with TiVo features but also to ensure that the Covered Device is distinct from the Media Application. Branding will be implemented as per TiVo Trademark Usage Guidelines set forth in Exhibit B (“TiVo Trademark Usage Guidelines and Policies”).

1.	TiVo Screens. Unless otherwise mutually agreed in a Non-DVR Statement of Work, [*].

2.	Loopsets/Animations. The Non-DVR Media Application may include background animations called loopsets to the extent technically feasible. [*].

3.	Sounds. With respect to any remote control included with any Covered Device, upon mutual agreement of TiVo and BBY, then where technically feasible, the trademarked TiVo sounds that play in the user interface when each button on the remote is pressed are required elements of TiVo branding. These sounds may include: arrow up/down; left arrow; right arrow; page up; page down; bonk; select; central chime; showcase transitions; dialog chime; replay; fast forward; and rewind.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit B

TIVO TRADEMARK USAGE GUIDELINES AND POLICIES

Reference: www.tivo.com/resources

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit C

TIVO PATENTS

	Patent No.	Title
1.	D445,801	Menu for a graphical electronic display

2.	6,757,906	Television viewer interface system

3.	6,642,939	Multimedia schedule presentation system

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT D

BBY LOGO AND INSIGNIA LOGO

Exhibit 10.3 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT E

        [*]

I.	Definitions.

A.	“[*]” shall mean [*] (“BBY Services”) including without limitation [*]

B.	“[*]” shall mean [*] (“Third Party Services”) in connection with the access of digital content through the Covered Devices and [*].

C.	“[*]” for BBY Services shall mean (i) [*]; and (iii) [*].

II.	[*]. During the [*]Term, BBY will [*]through the Covered Devices (the “[*]”):

A.	[*] on Third Party Services; and

B.	[*] on BBY Services.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

17.